Fees Summary	Jun. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,440,240.00
Previously Paid Amount	0.00
Total Fee Amount	198.90
Total Offset Amount	0.00
Net Fee	$ 198.90